Exhibit 24.1

POWER OF ATTORNEY

Dated:  April 27, 2020

KNOW ALL PERSONS BY THESE PRESENTS, THAT

WHEREAS, First Midwest Bancorp, Inc. (the “Company”), a Delaware corporation, proposes to file with the United States Securities and Exchange Commission (the “SEC”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the issuance of various securities by the Company (the “Registration Statement”); and

WHEREAS, each of the undersigned is a director of the Company.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Michael L. Scudder, Mark G. Sander, Patrick S. Barrett and Nicholas J. Chulos, and each of them acting alone, as his or her true and lawful attorney-in-fact, with full and several powers of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to execute and file with the SEC such Registration Statement or Statements, and thereafter to execute and file any and all amended Registration Statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, and any and all exhibits or other documents thereto, hereby giving and granting to each of such attorneys-in-fact full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that such attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney on the date first written above.

SIGNATURE	CAPACITY

/s/ BARBARA A. BOIGEGRAIN
Barbara A. Boigegrain	Director

/s/ THOMAS L. BROWN
Thomas L. Brown	Director

SIGNATURE	CAPACITY

/s/ PHUPINDER S. GILL
Phupinder S. Gill	Director

/s/ KATHRYN J. HAYLEY
Kathryn J. Hayley	Director

/s/ PETER J. HENSELER
Peter J. Henseler	Director

/s/ FRANK B. MODRUSON
Frank B. Modruson	Director

/s/ ELLEN A. RUDNICK
Ellen A. Rudnick	Director

/s/ MICHAEL J. SMALL
Michael J. Small	Director

/s/ STEPHEN C. VAN ARSDELL
Stephen C. Van Arsdell	Director

/s/ J. STEPHEN VANDERWOUDE
J. Stephen Vanderwoude	Director